UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     May 16, 2003

Small Town Radio, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-30805	84-1125214
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3500 Lenox Road, NE, Suite 1500, Atlanta, GA		30326
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 419-2440

(Former Name or Former Address, if Changed Since Last Report)

ITEM 3.                             BANKRUPTCY OR RECEIVERSHIP.

On May 18, 2003, Small Town Radio, Inc. (the “Company”) and its wholly owned subsidiary, Small Town Radio of Georgia, Inc., filed voluntary petitions under chapter 11 of title 11, United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Georgia (the “Bankruptcy Court”) (Case Nos. 03-67044 and 03-67043, respectively). The Company and its wholly owned subsidiary remain in possession of its assets and properties, and continue to operate its businesses and manage its properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the chapter 11 filing.

ITEM 6.                             RESIGNATION OF REGISTRANT’S DIRECTORS.

Eric J. Froistad, formerly a Director, resigned effective May 15, 2003.  Small Town Radio, Inc. received Mr. Froistad’s resignation May 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Small Town Radio, Inc.

Dated: May 20, 2003	By:	/s/ Daniel W. Hollis
Daniel W. Hollis, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 19, 2003